UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2022

UNITED BANCSHARES, INC/OH
(Exact name of Registrant as specified in its Charter)

Ohio	000-29283	34-1516518
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

105 Progressive Drive, Columbus Grove, Ohio	45830-1241
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(419) 659-2141

N/A
(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of Each Exchange
Common Stock, No Par Value	UBOH	NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the shareholders of United Bancshares, Inc. was held on April 27, 2022.  At the meeting, the following items were voted on by the shareholders of United Bancshares, Inc.:

1.  Election of directors to serve until the 2023 Annual Meeting; and

2.  Adopting a non-binding resolution to approve the compensation of the Corporation’s named executive officers; and

3. An amendment to the 2003 Employee Stock Purchase Plan to increase the authorized shares by 200,000; and

4. Ratifying the appointment of CliftonLarsonAllen LLP as the independent registered accounting firm for United Bancshares, Inc.

Proposal 1 -  Election of Directors

The shareholders elected the following nominees for director at the meeting by the votes indicated below. In addition to the votes reported below, there were 387,830 broker non-votes on the proposal for the election of each director.

Director	For	Withheld
Robert L. Benroth	1,747,124	477,182
Herbert H. Huffman	1,838,167	386,139
H. Edward Rigel	1,734,355	489,951
David P. Roach	1,742,464	481,842
Daniel W. Schutt	1,644,674	579,632
R. Steven Unverferth	1,840,815	383,491
Brian D. Young	1,840,132	384,174

Proposal 2 - Non-binding resolution to approve the compensation of the Corporation’s named executive officers.

The non-binding resolution to approve the compensation of the Corporation’s named executive officers was approved by the votes indicated below. There were 387,830 broker non-votes on the proposal.

For	Against	Abstain
1,677,561	465,401	81,344

Proposal 3 - An amendment to the 2003 Employee Stock Purchase Plan to increase the authorized shares by 200,000;

An amendment to the 2003 Employee Stock Purchase Plan to increase the authorized shares by 200,000 was approved by the votes indicated below. There were 387,830 broker non-votes on the proposal.

For	Against	Abstain
1,759,889	417,254	47,163

Proposal 4 - Ratifying the appointment of CliftonLarsonAllen LLP as the independent registered public accounting firm for the Corporation.

At the meeting, the shareholders ratified the appointment of CliftonLarsonAllen LLP as the independent registered public accounting firm for the Corporation by the votes indicated below:

For	Against	Abstain
2,493,571	92,153	26,412

There were no broker non-votes on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

United Bancshares, Inc.

Date: April 28, 2022	By:	/s/ Brian D. Young
Brian D. Young
President and Chief Executive Officer